UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 2005



                         Morton's Restaurant Group, Inc.
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             (Exact name of registrant as specified in its charter)




                                    Delaware
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                 (State or other jurisdiction of incorporation)



           1-12692                               13-3490149
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   (Commission File Number)           (IRS Employer Identification No.)


                       3333 New Hyde Park Road, Suite 210
                          New Hyde Park, New York 11042
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              (Address of principal executive offices and zip code)


                                 (516) 627-1515
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On April 26, 2005, Morton's Restaurant Group, Inc. received the resignation of John T. Bettin, President of Morton's of Chicago, Inc., effective June 19, 2005. Klaus Fritsch, co-founder of Morton's and currently Vice Chairman of Morton's of Chicago, Inc., will serve in an interim capacity until a new president is named. A copy of the related press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

              Exhibit 99.1 Press Release dated April 27, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Morton's Restaurant Group, Inc.



Date:  April 27, 2005                   /s/ Thomas J. Baldwin
                                        --------------------------------
                                        Thomas J. Baldwin
                                        Executive Vice President and
                                        Chief Financial Officer